Exhibit 10.2

Lock-Up Agreement

August [●], 2020

Aptorum Group Limited

17 Hanover Square,

London W1S 1BN, United Kingdom

Re: Shares Underlying Jurchen Investment Corporation Warrants

Ladies and Gentlemen:

The undersigned understands that you (“Aptorum” or the “Company”) propose to enter into certain warrant exchange agreements (the “Exchange Agreements”) with the non-affiliate holders of certain existing warrants (the “Exchanged Warrants”) to purchase class A ordinary shares, par value $1.00 per share (the “Class A Ordinary Shares”), of the Company. Pursuant to the Exchange Agreement, the non-affiliate holders and Aptorum agreed that, in consideration for exchanging in full all of the warrants held by the non-affiliate holders (the “Warrant Exchange”), Aptorum offered the undersigned in exchange for each one (1) warrant, one (1) class A ordinary shares, par value $1.00 per share of Aptorum (the “Exchange Shares”). The Exchanged Warrants were acquired pursuant to a registered offering made by the Company in February 2020 (the “Offering”).

The undersigned, a corporation owned by Ian Huen, the Company’s 62.28% shareholder and CEO, also participated in the Offering with a certain purchase agreement (the “Affiliated Purchase Agreement”) and acquired warrants (“Jurchen Warrants”) to purchase 540,540 Class A Ordinary Shares (“Jurchen Warrant Shares”) on the same terms as the offer to the non-affiliated holders but will not participate in the Warrant Exchange.

In consideration of the execution of the Exchange Agreement by Aptorum, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Aptorum, the undersigned will not, directly or indirectly, (a) offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any Jurchen Warrant Shares (including, without limitation, Jurchen Warrant Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Ordinary Shares that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Ordinary Shares; (b) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Jurchen Warrant Shares, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Jurchen Warrant Shares or other securities, in cash or otherwise; (c) except as provided for below, make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Jurchen Warrant Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares or any other securities of the Company; or (d) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending six (6) months after the date of any future exercising of the Jurchen Warrants, in whole or in part as applicable (such six-month period, the “Lock-Up Period”).

The foregoing paragraph shall not apply to (a) transactions relating to ordinary shares or other securities acquired in the open market, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transfers; (b) bona fide gifts of shares of any class of the Company’s capital stock or any security convertible into Jurchen Warrant Shares, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); (c) any transfer of Jurchen Warrant Shares or any security convertible into Jurchen Warrant Shares by will or intestate succession upon the death of the undersigned; (d) transfer of Jurchen Warrant Shares or any security convertible into Jurchen Warrant Shares to an immediate family member (for purposes of this Lock-Up Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or any trust, limited partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or any immediate family member of the undersigned; provided that, in the case of clauses (b), (c) and (d) above, it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the six-month period referred to above; and (iii) the undersigned notifies Aptorum at least two (2) business days prior to the proposed transfer or disposition; (e) the transfer of shares to the Company to satisfy withholding obligations for any equity award granted pursuant to the terms of the Company’s stock option/incentive plans, such as upon exercise, vesting, lapse of substantial risk of forfeiture, or other similar taxable event, in each case on a “cashless” or “net exercise” basis (which, for the avoidance of doubt shall not include “cashless” exercise programs involving a broker or other third party), provided that as a condition of any transfer pursuant to this clause (e), that if the undersigned is required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Jurchen Warrant Shares or any securities convertible into or exercisable or exchangeable for Jurchen Warrant Shares during the Lock-Up Period, the undersigned shall include a statement in such report, and if applicable an appropriate disposition transaction code, to the effect that such transfer is being made as a share delivery or forfeiture in connection with a net value exercise, or as a forfeiture or sale of shares solely to cover required tax withholding, as the case may be; (f) transfers of Jurchen Warrant Shares or any security convertible into or exercisable or exchangeable for Jurchen Warrant Shares pursuant to a bona fide third party tender offer made to all holders of ordinary shares, merger, consolidation or other similar transaction involving a change of control (as defined below) of the Company, including voting in favor of any such transaction or taking any other action in connection with such transaction, provided that in the event that such merger, tender offer or other transaction is not completed, the Jurchen Warrant Shares and any security convertible into or exercisable or exchangeable for Jurchen Warrant Shares shall remain subject to the restrictions set forth herein; (g) the exercise of warrants or the exercise of stock options granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to Jurchen Warrant Shares issued upon such exercise or conversion; (h) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Jurchen Warrant Shares or securities convertible into, or exchangeable or exercisable for, Jurchen Warrant Shares, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the lock-up period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan; and (i) any demands or requests for, exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s Jurchen Warrant Shares, provided that no transfer of the undersigned’s Jurchen Warrant Shares registered pursuant to the exercise of any such right and no registration statement shall be filed under the Securities Act with respect to any of the undersigned’s Jurchen Warrant Shares during the Lock-Up Period. For purposes of clause (f) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, purchase, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s securities subject to this Lock-Up Letter Agreement except in compliance with this Lock-Up Letter Agreement.

It is understood that, if a non-affiliate holder notifies Aptorum that it does not intend to proceed with the Warrant Exchange, if the Exchange Agreement does not become effective, or if the Exchange Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

This letter agreement shall automatically terminate upon (a) the termination of the Exchange Agreement prior to the issuance and delivery of the Exchange Shares, (b) the date that either a non-affiliate holder or Aptorum provides written notice to the other that it has determined not to proceed with Warrant Exchange and, with respect to the Company, is terminating this letter agreement on behalf of all of the Company’s holders of securities subject to a Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representative, successors and assigns of the undersigned.

[Signature page follows]

Very truly yours,

(Name)

(Signature)

(Name of Signatory, in the case of entities – Please Print)

(Title of Signatory, in the case of entities – Please Print)

Address:

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